SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
        240.14a-12

                            MEEHAN MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

                                                        Preliminary Copy for the
                                              Securities and Exchange Commission
                                                              File No. 333-86655
                                                                      Rule 14a-6


                            MEEHAN MUTUAL FUNDS, INC.

                                MEEHAN FOCUS FUND

                         ANNUAL MEETING OF SHAREHOLDERS

                                 August __, 2001

Dear Fellow Shareholders:

         The enclosed proxy materials relate to the annual shareholders meeting of the Meehan Focus Fund (the "Fund") to be held on September 25, 2001. At this meeting shareholders will be asked to approve a change in a fundamental investment policy of the Fund, to elect the Fund's Board of Directors, to approve the current investment advisory agreement between the Fund and Edgemoor Capital Management, Inc., and to authorize the Board to adopt and execute amended and restated articles of incorporation for the Fund.

         The Board recommends that shareholders approve a proposal to change one of the Fund's fundamental investment policies. The Fund's current investment policy states that normally the Fund will not, with respect to 85% of its assets (valued at time of investment), invest in more than 25 issuers. The proposed investment policy states that normally the Fund will not, with respect to 75% of its assets (valued at the time of investment), invest in more than 25 issuers. If this proposal is approved, the Fund's investment adviser would have greater flexibility in managing the Fund's portfolio.

         You also will be asked to elect the Fund's Directors. I recommend that the current Directors be elected to continue to serve on the Board of the Fund. Additionally, the Board is seeking approval of the current investment advisory agreement ("Agreement") between the Fund and Edgemoor. The Board has reviewed the Agreement and believes it is in the best interest of the Fund to have
Edgemoor provide investment advisory services to the Fund under the current terms of the Agreement. Finally, the Board is also seeking shareholder approval of a proposal to adopt an amended and restated Charter for the Fund. The proposed amendments are designed to simplify and modernize the Charter consistent with current applicable regulatory guidelines.

         Your vote is important. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign, and date your proxy card and mail it in the enclosed return envelope promptly.

                                                     Very truly yours,



                                                     Thomas P. Meehan
                                                     President

                            MEEHAN MUTUAL FUNDS, INC.

                                MEEHAN FOCUS FUND
                                    SUITE 600
                               1900 M STREET, N.W.
                             WASHINGTON, D.C. 20036

                                   NOTICE OF A
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2001


Fellow Shareholders:

         The annual meeting of shareholders (the "Meeting") of the Meehan Focus Fund (the "Fund") will be held on September 25, 2001 at 10:00 a.m., Eastern time, at the offices of Edgemoor Capital Management, Inc. ("Edgemoor"), 1900 M Street, N.W., Suite 600, Washington, D.C. 20036, to consider and act upon the following proposals:

         (1)      To elect the Fund's Board of Directors;

         (2) To approve the Advisory Agreement between the Fund and Edgemoor Capital Management, Inc.;

         (3)      To  approve  the  Fund's  Amended  and  Restated  Articles  of
                  Incorporation;

         (4) To approve a change to the Fund's fundamental investment restriction on issuer diversification; and

         (5) To transact any other business that may properly come before the Meeting, or any adjournment(s) thereof.

         You are entitled to vote at the Meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on August 24, 2001. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                                         By order of the Board of Directors,


                                         Robert J. Zutz, SECRETARY


August __, 2001
Washington, D.C.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card.

         Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                            MEEHAN MUTAL FUNDS, INC.


                                MEEHAN FOCUS FUND
                                    SUITE 600
                               1900 M STREET, N.W.
                             WASHINGTON, D.C. 20036

                                   -----------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2001
                                   -----------

                               VOTING INFORMATION

         This is a proxy statement for the Meehan Focus Fund (the "Fund") in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Directors ("Directors" or "Board"), to be used at the annual meeting of shareholders of the Fund or any adjournment(s) thereof ("Meeting"). This proxy statement and proxy card first will be mailed to shareholders on or about September 5, 2001.

         A majority of the Fund's shares of common stock ("Shares") outstanding on August 24, 2001 ("Record Date") represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of Shares as of the Record Date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. Approval of Proposals No. 1, No. 2, and No. 4 requires the affirmative vote of a specified percentage of the total shares outstanding or of the total shares present at the meeting. As a result, abstentions and broker non-votes will have the same effect as votes cast AGAINST these proposals because approval of these proposals depends only on the number of affirmative votes cast and not on the ratio of votes cast FOR a proposal to votes cast AGAINST a proposal. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

         The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of the proposals described in this proxy statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Fund has received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have the discretionary authority to vote upon such proposals.

         Solicitations will be made primarily by mail but also may include telephone communications by regular employees of [Edgemoor Capital Management, Inc. ("Edgemoor")] [Declaration Service Company]. As an alternative to mailing your paper proxy card to us to vote, you may vote [by telephone] or in person. [To vote in this manner, please refer to the enclosed voting instruction card for the toll-free telephone number.] If votes are recorded by telephone, [Edgemoor/Declaration] will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

         The Fund currently offers a single class of shares. As of the Record Date, the Fund had a total of _____ Shares outstanding. Except as set forth in Appendix A, Edgemoor does not know of any person who owns beneficially 5% or more of the shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by Edgemoor. Each full Share of the Fund is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

         ONE COPY OF THIS PROXY STATEMENT AND PROXY CARD WILL BE DELIVERED TO MULTIPLE SHAREHOLDERS WHO SHARE A SINGLE ADDRESS. IF YOU WOULD LIKE TO OBTAIN AN ADDITIONAL COPY OF THIS PROXY STATEMENT OR A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, WRITE TO MEEHAN MUTUAL FUNDS, INC. C/O DECLARATION SERVICE COMPANY, 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19460. IF YOU ARE RECEIVING A COPY OF ANNUAL AND SEMI-ANNUAL REPORTS OR PROXY STATEMENTS FOR EACH SHAREHOLDER WHO SHARES YOUR ADDRESS AND WOULD LIKE TO RECEIVE A SINGLE COPY OF THESE MATERIALS, PLEASE WRITE TO OR CALL DECLARATION AT THE ADDRESS AND [TELEPHONE NUMBER] INDICATED ABOVE.

         PROPOSAL 1.  ELECTION OF THE DIRECTORS OF THE FUND.
         -----------

         The Board of Directors has nominated the three persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected by the initial shareholder of the Fund on November __, 1999. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

         Two of the three current directors, Messrs. Ferrentino and Cutler, are independent directors, as defined by the Investment Company Act of 1940 ("Independent Directors"). Mr. Meehan is the President of Edgemoor Capital Management, Inc., the Fund's investment adviser. There are no family relationships among the nominees.

         The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

         The nominees for director, their ages, a description of their principal occupations, and the number of Fund Shares owned by each are listed in the table below.

NAME, POSITION WITH THE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE PAST    NUMBER OF FUND SHARES
------------------------  -------------------------------------------------------------   ----------------------
FUND, AND AGE             FIVE YEARS                                                      BENEFICIALLY OWNED DIRECTLY OR
-------------             ----------                                                      ------------------
                                                                                          INDIRECTLY ON AUGUST 24 , 2001
                                                                                          ------------------------------
DIRECTOR NOMINEES
-----------------

Thomas P. Meehan*         President,  Edgemoor  Capital  Management,  Inc., a registered            ______
(Age 61)                  investment Advisor,  since October 1999.  President,  Sherman,
Suite 600                 Meehan,  Curtin & Ain,  P.C.,  a  Washington,  D.C.,  law firm
1900 M Street, N.W.       (1993 thru September 1999).  Trustee,  Sherman,  Meehan Curtin
Washington, D.C.  20036   & Ain, P.C.  Pension and Profit Sharing Plans (1973-2000).

Andrew Ferrentino         Member,  Board of Directors Template Software,  Inc. from 1997            ______
(Age 61)                  to  2000.   Private   consultant  in  the  computer   software
7904 Horseshoe Lane       industry from 1999 to present.  President,  Template Software,
Potomac, MD  20854        Inc. from 1982 to 1998.

John A. Cutler            Partner,  Beers & Cutler,  PLLC from  October 1976 to present;            ______
(Age 56)                  Trustee,  Beers & Cutler  Employees  Profit  Sharing Plan from
3042 P Street, N.W.       1984 to present.
Washington, D.C.  20002

----------------
*    Mr. Meehan is an "interested person" of the Fund, as that term is defined in the 1940 Act.

         The Board has an audit committee consisting of Messrs. Ferrentino and Cutler. The audit committee meets at least annually with the independent accountants and executive officers of the Fund. The audit committee reviews, among other matters, the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants. The recommendations of the audit and committee are reported to the full Board. The Board, including the Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Fund's shareholders.

         The Board of Directors has met four times during the Fund's last fiscal year. Each of the directors attended all of the meetings. The audit committee has met [once] during the Fund's last fiscal year.

         The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                       AMOUNTS PAID DURING THE MOST RECENT
                    FISCAL YEAR BY THE FUND TO ITS DIRECTORS

NAME OF PERSON, POSITION       AGGREGATE       PENSION OR RETIREMENT    ESTIMATED ANNUAL      TOTAL COMPENSATION
------------------------       ----------      ----------------------   -----------------     ------------------
                           COMPENSATION FROM    BENEFITS ACCRUED AS       BENEFITS UPON        FROM THE FUND TO
                           ------------------   --------------------      --------------       ----------------
                                THE FUND          PART THE FUND'S           RETIREMENT             DIRECTORS
                                --------          ---------------           ----------             ---------
                                                     EXPENSES
                                                     --------
THOMAS P. MEEHAN,                  $0                    $0                     $0                     $0
PRESIDENT AND DIRECTOR

ANDREW FERRENTINO, DIRECTOR      $4,000                  $0                     $0                   $4,000


JOHN A. CUTLER,                  $4,000                  $0                     $0                   $4,000
DIRECTOR

         Officers and directors of the Fund who are interested persons of the Fund receive no salary or fees from the Fund. Independent Directors of the Fund will receive a fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

         The overall direction and supervision of the Fund is the responsibility of the Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and that the Fund is properly administered. Edgemoor serves as investment adviser to the Fund and has the primary responsibility for making investment decisions on behalf of the Fund.

REQUIRED VOTE

         Election of each nominee as a director of the Fund requires the vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                              THE BOARD UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       EACH OF THE NOMINEES IN PROPOSAL 1
                             ----------------------

         PROPOSAL 2.   APPROVAL OF INVESTMENT ADVISORY AGREEMENT.

         The Board proposes that shareholders approve the current investment advisory agreement between the Fund and Edgemoor Capital Management, Inc. ("Agreement"). The Agreement was first approved by the Board on November 20, 1999. At that meeting the Board determined that it would be in the best interest of the Fund and its shareholders to retain Edgemoor as the investment adviser to the Fund. In making this decision, the Board considered, among other factors, the quality of services Edgemoor would provide to the Fund, the fairness of the terms of the Agreement, and Edgemoor's fee proposal. The Fund's initial shareholder approved the Agreement on November 30, 1999.

         Under the terms of the Agreement, Edgemoor manages the investment of all of the Fund's assets and is responsible for placing all orders for the purchase and sale of portfolio securities, subject to the supervision of the directors. As compensation for its services and for expenses borne by Edgemoor under the Agreement, Edgemoor is paid an advisory fee, computed daily and paid monthly, of 1.00% of the Fund's average daily net assets.

         The Agreement provides that Edgemoor will not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement, except when such services are rendered in bad faith, willful negligence or disregard of its duties under the Agreement. In addition, Edgemoor will indemnify and hold harmless the Fund, the directors, officers or shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Edgemoor's bad faith, negligence, willful misfeasance or disregard of its duties under the Agreement.

         If approved by shareholders, the Fund anticipates that Edgemoor would continue to serve as investment adviser to the Fund pursuant to the terms of the Agreement currently in effect. Unless sooner terminated, the Agreement will remain in effect continuously for two years following its effective date. Thereafter, it will continue for successive years, provided that it is specifically approved at least annually (1) by a vote of a majority of the Independent Directors and (2) by a majority of all directors or by a vote of a majority of the outstanding Shares of the Fund. The Fund may terminate the Agreement by a vote of a majority of the Independent Directors or a majority of its outstanding voting securities at any time on 60 days' written notice to the other party. Edgemoor may terminate the Agreement upon 60 days' written notice to the Fund. The Agreement automatically will terminate without penalty in the event of its assignment as defined in the 1940 Act.

INFORMATION ABOUT EDGEMOOR

         Edgemoor is a company incorporated under the laws of Maryland in 1999. It also is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of August 24, 2001, Edgemoor had approximately $___ of assets under management. Edgemoor serves as an investment adviser to high-net-worth individuals and pension and profit-sharing plans.

         Thomas P. Meehan is the President of Edgemoor. The other executive officers of Edgemoor are Joseph Meehan, Vice President, and Paul P. Meehan, Secretary and Treasurer. Mr. Thomas Meehan owns 100% of the outstanding voting securities of Edgemoor. Edgemoor's principal business address and the business address of Mr. Meehan is 1900 M Street, Suite 600, N.W., Washington, D.C. 20036.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board, including the Independent Directors, determined that it is in the best interest of the Fund and its shareholders to continue to retain
Edgemoor as investment adviser to the Fund and recommends that shareholders approve the Agreement. In approving the Agreement, the Board analyzed the factors discussed above and other factors that would affect positively and negatively the provision of portfolio management services.

         The Board recommends that Edgemoor continue to serve as investment adviser to the Fund. If Proposal 2 is not approved by shareholders, the directors would then consider whether any other arrangements of the provision of investment advisory services are appropriate and in the best interests of the Fund's shareholders.

VOTE REQUIRED

         Approval of Proposal 2 requires the affirmative vote of the holders of the LESSER of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund Shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

                              THE BOARD UNANIMOUSLY
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                   PROPOSAL 2
                     ---------------------------------------

         PROPOSAL 3. APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION.
         ----------


         The Board has approved and recommends that the shareholders of the Fund approve Amended and Restated Articles of Incorporation (the "Amended Articles") of Meehan Mutual Funds, Inc. (the "Corporation"). A copy of the Amended Articles is attached to this proxy statement as Exhibit [__].

         The Amended Articles incorporate revisions to the charter of the Corporation which are designed to clarify the powers of the Board of Directors and shareholders, to provide the Board of Directors with greater flexibility in managing the business and affairs of the Fund and the Corporation, and to reflect developments in Maryland law affecting registered investment companies. The Amended Articles do not alter in any way the existing fiduciary obligations of the directors to act with due care and in the interests of shareholders.

          The Amended Articles amend the Corporation's Articles of Incorporation in several ways. The following discussion summarizes some of the more significant amendments to the Articles of Incorporation effected by the Amended Articles. In addition to the changes described below, there are other substantive and stylistic differences between the Corporation's Articles of Incorporation and the Amended Articles. The following summary is qualified in its entirety by reference to the Amended Articles which are attached as Exhibit [__] to this proxy statement.

         POWERS AND PURPOSES. The Amended Articles simplify the statement of the purposes and powers of the Corporation by eliminating the extensive list of specific powers and purposes included in the Article Third of the Articles of Incorporation.

         SERIES AND CLASSES OF STOCK. The Amended Articles consolidate in Article Sixth all provisions relating to the capital stock of the Corporation. They also expand and clarify the powers of the Board of Directors to create or terminate classes and series of stock. The ability to create additional series of the Corporation's shares, and classes of shares of the Fund and any future series, will facilitate implementation of new investment products and alternative pricing structures for investors. Under the Articles of Incorporation and the Amended Articles, the Board of Directors may not alter the terms or contract rights of any outstanding shares without shareholder approval, except in compliance with applicable law.

         The Amended Articles also delete various technical and/or antiquated provisions from the Articles of Incorporation, including, for example, the provisions regarding treasury shares.

         The Amended Articles also clarify organizational and corporate matters related to shares of the Fund issued prior to March 19, 2001. The Amended
Articles classify 50,000,000 shares of the Corporation's authorized capital stock as shares of the Fund. Under the Amended Articles, all the outstanding shares of the Fund, including those shares issued prior to March 19, 2001, are designated as shares of the Meehan Mutual Fund.

         INVOLUNTARY AND IN-KIND REDEMPTIONS. The Amended Articles expand the power of the Board of Directors to redeem involuntarily the shares of shareholders whose account values are less than the minimum investment amount set by the Corporation from time to time. Any such redemptions will be subject to compliance with applicable laws and regulations, including the 1940 Act. The Amended Articles also clarify the authority of the Board of Directors to make in-kind redemptions, to the extent and in the manner permitted by the 1940 Act, if the Board determines doing so is in the best interests of shareholders.

         SHAREHOLDER PROPOSALS. The Amended Articles limit the circumstances under which a shareholder proposal may be included in the proxy materials for meetings of the shareholders. Limiting such proposals in accordance with applicable law will help to ensure that the Board retains the ability to manage the affairs of the Corporation and the Fund, including control of the proposals presented at Corporation's shareholder meetings and included in its proxy materials.

CONCLUSION

         The Board of Directors has concluded that the proposed adoption of the Amended Articles is in the best interests of the shareholders of the Fund. Accordingly, the Board recommends that shareholders vote FOR the Amended Articles. If approved by shareholders, the Amended Articles will take effect when they are filed with and accepted for record by the Maryland State Department of Taxation and Assessments. If the Amended Articles are not approved by shareholders, the Corporation's Articles of Incorporation will remain unchanged and in effect.

VOTE REQUIRED

         Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the proposal.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 3
                           ---------------------------

         PROPOSAL 4.  APPROVAL OF CHANGE TO A FUNDAMENTAL
         ----------   INVESTMENT POLICY OF THE FUND.

         The Board is  seeking  shareholder  approval  to  modify a  fundamental investment policy that can be changed only with shareholder approval ("fundamental restriction"). The discussion below summarizes the proposed change to one of the Fund's fundamental restrictions and includes a summary of the text of the current restriction and of the proposed restriction.

         The Fund's current fundamental restriction on investment concentration and diversification is as follows:


         The Fund will not, with respect to 85% of its assets (valued at time of investment), invest in more than 25 issuers. (Emphasis added).


         The proposed fundamental policy is as follows:


          The Fund will not, with respect to 75% of its assets (valued at time of investment), invest in more than 25 issuers. (Emphasis added).


         The Board recommends that shareholders vote to modify the current fundamental restriction as described above. The proposed fundamental restriction would give Edgemoor, the Fund's investment adviser, greater flexibility in managing the portfolio holdings of the Fund. By decreasing the amount of Fund assets limited to investment in 25 issuers, Edgemoor will be able to change the Fund's investment positions more efficiently.

REQUIRED VOTE

         Approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders who vote FOR Proposal 4 will vote FOR the proposed change described above.

                    THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 4.
                             ----------------------

                              OFFICERS OF THE FUND

         Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. [All officers as a group own beneficially less than 1% of the shares outstanding on the Record Date.] The executive officers of the Fund are:

         THOMAS P. MEEHAN, age 61, PRESIDENT. Mr. Meehan also has been a Director of the Fund since its inception and President of Edgemoor since its inception.

         TERENCE P. SMITH, age 54, TREASURER AND ASSISTANT SECRETARY. Mr. Smith also has been Chief Operating Officer of Declaration since 1987.

         ROBERT J. ZUTZ, age 48, SECRETARY. Mr. Zutz also is a partner at Kirkpatrick & Lockhart LLP.

         LISA RUCZYNSKI, age 48, ASSISTANT SECRETARY. Ms. Ruczynski also has been Director of Operations of Declaration since 1998.

         As a general matter, the Fund does not hold annual meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send their written proposals to the Fund at Suite 600, 1900 M Street, N.W., Washington, D.C. 20036. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. The Fund has not received any shareholder proposals to be presented at this Meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker ("TWB"), certified public accountants, serves as the Fund's auditors for the Fund's 2001 fiscal year and has served in that capacity since the Fund's inception. Representatives from TWB will [not] be present at the annual meeting. The following information relates to fees paid to TWB by the Fund for the fiscal year ended October 31, 2000.

AUDIT FEES           FINANCIAL INFORMATION SYSTEMS DESIGN AND    ALL OTHER FEES
----------           IMPLEMENTATION FEES                         --------------
                     -------------------

$7,000               $_________________                          $____________

         The Fund's Audit Committee has [not] reviewed the services provided by TWB and the fees charged for such services and determined the TWB is independent of the Fund.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                                         By Order of the Board of Directors,

                                         Robert J. Zutz
                                         Secretary

August __, 2001

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the beneficial ownership of the Fund's outstanding equity securities as of August 24, 2001 by each beneficial owner of 5% or more of the Fund's outstanding equity securities:


                                            SHARES OF EQUITY SECURITIES
                                                 BENEFICIALLY OWNED
                                           --------------------------------

      NAME AND ADDRESS                         AMOUNT           PERCENT
      ----------------------------------- ------------------- --------------
                                               -----             -----%





           [DECLARATION TO PROVIDE 5% SHAREHOLDERS AFTER RECORD DATE]

                                                               PRELIMINARY PROXY


                                                                           PROXY
                                                                           -----


                            MEEHAN MUTUAL FUNDS, INC.



                                MEEHAN FOCUS FUND

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2001

         This proxy is being solicited on behalf of the Board of Directors of the Meehan Focus Fund (the "Fund") and relates to the proposals with respect to the Fund. The undersigned hereby appoints as proxies [____________________________________________________________] and each with the power of substitution to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on September 25, 2001 at the offices of Edgemoor Capital Management, Inc., 1900 M Street, N.W., Suite 600, Washington, D.C. 20036, and any adjournment(s) thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund, with the Fund having discretionary power to vote upon such other business as may properly come before the Meeting.

                                         Date
                                              ----------------------------------

                                         Signature
                                                   -----------------------------

                                         Signature  If shares are held  jointly,
                                         each shareholder  named should sign; if
                                         only one signs,  his signature  will be
                                         binding.   If  the   shareholder  is  a
                                         corporation,   the  President  or  Vice
                                         President  should sign in her own name,
                                         indicating title. If the shareholder is
                                         a partnership, a partner should sign in
                                         his own name,  indicating  that he is a
                                         "Partner."

VOTE BY TELEPHONE: Please read your proxy statement and read the following proposals. Dial our toll free number 1-800-____ using a touch tone phone where you will use this ballot and the control number listed below to vote on the proposal. Do NOT mail your voting instruction when you vote by phone.

VOTE BY PAPER BALLOT: Please read your proxy statement and read the following proposals. Vote by filling in on the ballot the appropriate box representing your vote on each proposal. Sign and mail the card in the enclosed return envelope.

         YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

                                                               PRELIMINARY PROXY

    PLEASE INDICATE YOUR VOTE BY PLACING AN "X" IN THE APPROPRIATE BOX BELOW.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

         1.       Election of the Board of Directors.

                  (a)      Thomas P. Meehan

                           FOR _________    AGAINST _______   ABSTAIN _______

                  (b)      Andrew Ferrentino

                           FOR _________    AGAINST _______   ABSTAIN _______

                  (c)      John A. Cutler

                           FOR _________    AGAINST _______   ABSTAIN _______

         2. Approval of the Investment Advisory Agreement between the Fund and Edgemoor Capital Management, Inc.

                           FOR _______      AGAINST _______   ABSTAIN _______

         3.       Approval  of the  Fund's  Amended  and  Restated  Articles  of
                  Incorporation.

                           FOR  _______     AGAINST  _______  ABSTAIN  ______

         4. Approval of the proposal to change the Fund's fundamental investment restriction on issuer diversification.


                           FOR _______      AGAINST _______   ABSTAIN _______


This proxy will not be voted unless it is dated and signed exactly as instructed below.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:
-------------------.